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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043


                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2003 through March 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                 [LOGO] PIONEER
                             -----------------------
                                      HIGH
                                     INCOME
                                      TRUST

                                     Annual
                                     Report

                                     3/31/04

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
-----------------------------------------------

Letter to Shareowners                         1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               4

Schedule of Investments                       8

Financial Statements                         19

Notes to Financial Statements                23

Report of Independent Auditors               33

Pioneer Family of Mutual Funds               34

Trustees, Officers and Service Providers     35

Pioneer High Income Trust

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/04
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
Last year's stock market rally carried over into early 2004 but ran out of steam as investors reassessed the dramatic rise in stock valuations. The technology-rich NASDAQ Composite Index, having risen the fastest, was the first to feel pressure; the Dow Jones Industrial Average and Standard & Poor's 500 soon gave up some gains as well. By the end of March, these major indicators were little changed from year-end levels but well ahead of where they stood a year ago.

In general terms, smaller companies outperformed large companies, and emerging markets outpaced developed countries, as both benefited from weakness in the U.S. dollar. Corporate bonds, here and overseas, recorded strong gains. U.S. Treasury issues also performed well, as the Federal Reserve Board signaled that it was in no hurry to raise interest rates, given the mixed economic data it was seeing.

Those mixed economic reports were also responsible for the stock market's sluggishness. While corporate profits expanded at a healthy rate, unemployment remained high and consumer confidence dropped sharply in February. Increased productivity, a company's ability to produce more goods or services for each hour worked, was a major factor in the disappointing pace of job creation. However, jobs data improved markedly in March when the government reported U.S. employers had added over 300,000 jobs, the largest figure in years; at the same time, January and February numbers were revised upward. Payroll expansion reached into most sectors, while employment held steady in manufacturing after a long period of declines. The markets reacted positively to the jobs report. We believe that renewed hiring means companies are optimistic about the outlook for profits in the months ahead. In fact, many businesses are building up inventories in expectation of increased product demand.

The key drivers of the expansion, low interest rates and reduced federal income taxes, remain in place. Consequently, we think the U.S. economy retains impressive growth potential through the rest of this year. An expanding economy could have implications for the way your portfolio is balanced, so an appointment with your professional financial advisor may well be in order.

Respectfully,

/s/ OSBERT M. HOOD

Osbert M. Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Income Trust
PORTFOLIO SUMMARY 3/31/04

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Corporate Bonds & Notes                                   83.3%
Municipal Bonds                                            5.7
Convertible Bonds                                          4.7
Temporary Cash Investments                                 3.3
Sovereign Debt Obligations                                 2.2
Convertible Preferred Stock                                0.3


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of long-term holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

4-6 years                                                 42.8%
1-3 years                                                 18.6
3-4 years                                                 18.1
6-8 years                                                 11.2
8+ years                                                   5.6
0-1 years                                                  3.7

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

   --------------------------------------------------------------------------
    1.   Xerox Capital Trust I, 8.0%, 2/1/27                            2.14%
   --------------------------------------------------------------------------
    2.   Baytex Energy Ltd., 9.625%, 7/15/10                            1.84
   --------------------------------------------------------------------------
    3.   IVAX Corp., 4.5%, 5/15/08                                      1.78
   --------------------------------------------------------------------------
    4.   Burns, Philp Capital Property, Ltd., 9.75%, 7/15/12 (144A)     1.66
   --------------------------------------------------------------------------
    5.   Huntsman International LLC, 10.125%, 7/1/09                    1.63
   --------------------------------------------------------------------------
    6.   GATX Financial Corp., 8.875%, 6/1/09                           1.63
   --------------------------------------------------------------------------
    7.   NMHG Holding Co., 10.0%, 5/15/09                               1.57
   --------------------------------------------------------------------------
    8.   Asbury Automotive Group, Inc., 9.0%, 6/15/12                   1.54
   --------------------------------------------------------------------------
    9.   J.C. Penney Co., Inc., 8.125%, 4/1/27                          1.54
   --------------------------------------------------------------------------
   10.   TSI Telecommunication Services, Inc., 12.75%, 2/1/09           1.53
   --------------------------------------------------------------------------

*This list excludes money market and derivative instruments. Trust holdings will vary for other periods.

Pioneer High Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/04
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share   3/31/04   3/31/03
                   $16.57    $14.49

Net Asset Value
per Common Share   3/31/04   3/31/03
                   $16.20    $13.43

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(3/31/03 - 03/31/04)      Income       Capital Gains   Capital Gains
                          $1.65        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in common shares of Pioneer High Income Trust at public offering price, compared to that of the Merrill Lynch High Yield Master II Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2004)

                      Net Asset     Market
Period                  Value       Price*
  Life-of-Trust
  (4/25/02)             39.80%      36.61%
  1 Year                34.31       27.33

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.
--------------------------------------------------------------------------------

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment+

                         Pioneer      Merrill Lynch
                       High Income     High Yield
                          Trust*     Master II Index
          4/02           10,000         10,000
          3/03           10,457         10,171
          3/04           13,661         12,428

+ Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II
  Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Pioneer High Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/04
--------------------------------------------------------------------------------

High-yield bonds posted strong returns during the 12 months ended March 31, 2004, as evidence grew of a quickening economic expansion globally, as well as in the United States. At the same time, the Federal Reserve kept short-term interest rates at 40-year lows, creating opportunities for leveraged investment strategies to borrow funds inexpensively and then invest in appreciating assets. The following is an interview with Kenneth J. Taubes, who discusses the performance of High Income Trust during the period. Mr. Taubes, director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Trust.

Q: How did the Trust perform, Ken?

A: The Trust performed exceptionally well. For the 12 months ended March 31,
   2004, Pioneer High Income Trust had a total return of 34.31% at net asset value and 27.33% at market price, with a premium of market price-to-net asset value of 2.3% on March 31, 2004. The benchmark Merrill Lynch High Yield Master II Index returned 22.21% during the same 12 months. The Trust also delivered healthy income. On March 31, the current 30-day SEC yield was 11.67%.

Q: What were the factors that influenced performance?

A: We had an excellent backdrop for high-yield bonds. The U.S. Federal Reserve
   Board kept short-term interest rates low, which helped the portfolio in two ways.

   First, the liquidity in the economy helped stimulate growth, which benefited corporations issuing high-yield bonds. Gross domestic product rose and corporate profits increased, while overall corporate credit improved in quality and default rates dropped. In addition, growth in the global economy started accelerating, helping many companies, both directly and indirectly. Domestic high-yield bonds were one of the better performing asset classes over the 12 months, and they substantially outperformed high-grade fixed-income securities, including Treasuries.

   Second, the low rates enabled the Trust to borrow funds inexpensively and invest in additional high-yield bonds, using the leverage to invest in higher-yielding bonds, which generated additional income to the Trust. At the end of the fiscal period, on March 31,

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   2004, about 26% of the Trust was leveraged, giving a powerful stimulant to performance as high-yield bonds gained in value.

   In managing the Trust, we overweighted (relative to the Trust's benchmark) the securities of cyclical companies and industrial corporations, which stood to benefit from the expanding economy. At the same time, we deemphasized the more defensive utilities sector. We also maintained an exposure to international and emerging-market high-yield debt. At the end of the fiscal year, more than 20% of assets were invested in foreign bonds.

Q: What were some of the investments that most affected performance?

A: Several European holdings performed particularly well, as the bonds appreciated in the local currencies and the currencies gained in value against the U.S. dollar. One of the leading performers was Aker Kvaerner, a Norwegian engineering, construction and ship-building company. The bonds rose in value as the company restructured its business and started to benefit from the pickup in the global economy. At the same time, the Norwegian kroner rose in value against the dollar. Other European companies that added to returns included Huntsman International, a chemical company, and Crown Cork, a packaging company.

   Among the Trust's emerging markets investments, the bonds of Brazilian brewer Ambev, a long-time holding, rose in value when the company was taken over by the Dutch firm Interbrew.

   One of the best performing investments was Continental Airlines. The airline industry had been out of favor, but we believed Continental had successfully attacked its cost structure and was poised to benefit from the cyclical upturn. The bonds posted striking price gains after we invested in the summer of 2003. We subsequently sold our position, and then reinvested in Continental because we think it is the most sound among high-yield issuers in the airline industry.

   We invested in the bonds of Fonda Group, a packaging company, when they were at distressed prices. The bonds then started gaining as the company improved its operations and started to benefit from the economic rebound. Finally, Fonda Group was acquired by

Pioneer High Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/04                              (continued)
--------------------------------------------------------------------------------

   its largest competitor, and the bond's prices rose above face value before they were called away.

   Another excellent performer was Alamosa Holdings, an affiliate of the Sprint wireless network, which has restructured its debt and is poised to benefit from the improving prospects in the wireless phone business.

   While most portfolio investments did well, we did have some disappointments. Evergreen Aviation, an international freight carrier with a big government business, fell after the United States allowed only government planes to fly cargo into Iraq. The policy meant that Evergreen lost much of its lucrative freight business to Kuwait and Saudi Arabia. We have sold the portfolio's position in Evergreen Aviation. The bonds of Constar, a packaging company specializing in the manufacture of plastic soft-drink bottles, also underperformed, as increasing competition in the industry weakened the company's ability to set prices. We have reduced our position in Constar.

Q: What is your outlook for high-yield investments?

A: We think the investment backdrop should continue to be favorable for high-yield bonds, which should benefit from the strong U.S. economy and the expanding global economy. We believe the Federal Reserve is likely to keep short-term interest rates low in the short run in an effort to provide further stimulation to the economy, even if the board begins raising rates later this year. Corporate revenues are increasing, and productivity has been improving, resulting in healthy profit gains for many companies. We expect that default rates by high-yield issuers should continue to decline.

   After the strong performance by high-yield bonds since 2000, however, it probably is not realistic to expect significant price gains in the near future. The possibility exists for high-yield bonds to produce total returns consistent with their stated interest (coupon) rates.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust's investment objective is a high level of current income. The Trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. There can be no assurance that the Trust will achieve its investment objectives. Under normal market conditions, the Trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (high yield) debt securities, loans and preferred stocks. Because the Trust's investments will be concentrated in high yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. Risks of the investing in the Trust are discussed in greater detail in the Trust's registrations statement on Form N-2 relating to its common shares, which was filed with the Securities and Exchange Commission on April 29, 2002.

The Trust's total return at net asset value for the fiscal year ended March 31, 2004, after net expenses and dividends to the preferred shareowners, was 34.31%. The Trust's total return for the fiscal year ended March 31, 2004 based on changes in market price was 27.33%.

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                              Value
                                   CORPORATE BONDS & NOTES - 113.5% of Net Assets
                                   Energy - 8.4%
                                   Energy Equipment & Services - 1.9%
       3,985,000     B-/B2         Parker Drilling Co., 9.625%, 10/1/13                $  4,373,537
       1,750,000     B-/B3         Petro Stopping Centers LP, 9.0%, 2/15/12 (144A)        1,802,500
       1,938,000     B+/B3         Transmontaigne, Inc., 9.125%, 6/1/10 (144A)            2,073,660
                                                                                       ------------
                                                                                       $  8,249,697
                                                                                       ------------
                                   Oil & Gas - 6.5%
       9,984,000     B-/B3         Baytex Energy Ltd., 9.625%, 7/15/10                 $ 10,508,160
       6,000,000     B/B2          Compton Petroleum Corp., 9.9%, 5/15/09                 6,705,000
       5,000,000     B/B2          Dresser, Inc., 9.375%, 4/15/11                         5,450,000
       4,985,000     B+/B2         Energy Partners, Ltd., 8.75%, 8/1/10                   5,333,950
                                                                                       ------------
                                                                                       $ 27,997,110
                                                                                       ------------
                                   Total Energy                                        $ 36,246,807
                                                                                       ------------
                                   Materials - 20.1%
                                   Chemicals - 10.6%
       4,635,000     B+/B1         ARCO Chemical Co., 9.8%, 2/1/20                     $  4,449,600
       1,685,000     B/B2          Ethyl Corp., 8.875%, 5/1/10                            1,819,800
       7,800,000     BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                            8,358,480
       2,000,000     BB-/B3        Geon Co., 6.875%, 12/15/05                             1,990,000
  EURO 7,975,000     CCC+/Caa1     Huntsman International LLC, 10.125%, 7/1/09            9,334,953
       5,000,000     NR/B3         M.A. Hanna Co., 6.875%, 12/1/04                        4,987,500
       4,500,000     BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                         5,152,500
       5,500,000     B-/Caa1       OM Group, Inc., 9.25%, 12/15/11                        5,665,000
  EURO   650,000     CCC+/Caa1     Rhodia SA, 9.25%, 6/1/11                                 662,991
  EURO 3,485,000     CCC+/Caa1     Rhodia SA, 9.25%, 6/1/11 (144A)                        3,554,654
                                                                                       ------------
                                                                                       $ 45,975,478
                                                                                       ------------
                                   Construction Materials - 2.8%
       5,350,000     B/B2          Ship Finance International, Ltd., 8.5%,
                                     12/15/13 (144A)                                   $  5,243,000
       6,000,000     BB-/B1        Texas Industries, Inc., 10.25%, 6/15/11                6,840,000
                                                                                       ------------
                                                                                       $ 12,083,000
                                                                                       ------------
                                   Containers & Packaging - 2.4%
       1,325,000     B/Caa1        Constar International, Inc., 11.0%, 12/1/12         $  1,132,875
       2,000,000     B+/B1         Crown Euro Holdings SA, 9.5%, 3/1/11                   2,245,000
  EURO 1,950,000     B+/NR         Crown Euro Holdings SA, 10.25%, 3/1/11                 2,683,917
       4,020,000     B+/B2         Greif Bros. Corp., 8.875%, 8/1/12                      4,381,800
                                                                                       ------------
                                                                                       $ 10,443,592
                                                                                       ------------


8   The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust


Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                               Value
                                        Metals & Mining - 3.4%
          5,685,000       B+/B1         CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)       $  5,571,300
          5,035,000+      B-/B2         Freeport-McMoRan Copper & Gold, Inc., 10.125%,
                                          2/1/10                                                5,714,725
   EURO   2,900,000       B-/Caa1       Ispat Europe Group SA, 11.875%, 2/1/11                  3,688,543
                                                                                             ------------
                                                                                             $ 14,974,568
                                                                                             ------------
                                        Paper & Forest Products - 0.9%
          1,790,000(a)    D/NR          Corporacion Durango SA de CV, 13.125%, 8/1/06        $  1,154,550
          4,000,000(a)    NR/NR         Corporacion Durango SA de CV, 13.75%, 7/15/09
                                          (144A)                                                2,580,000
                                                                                             ------------
                                                                                             $  3,734,550
                                                                                             ------------
                                        Total Materials                                      $ 87,211,188
                                                                                             ------------
                                        Industrials - 21.6%
                                        Aerospace & Defense - 2.6%
          7,000,000       CCC+/Caa2     Hexcel Corp., 9.75%, 1/15/09                         $  7,280,000
          3,670,000       B/B3          K&F Industries, Inc., Series B, 9.625%, 12/15/10        4,110,400
                                                                                             ------------
                                                                                             $ 11,390,400
                                                                                             ------------
                                        Building Products - 0.1%
            500,000       B-/B3         U.S. Concrete, Inc., 8.375%, 4/1/14 (144A)           $    510,000
                                                                                             ------------
                                        Construction & Engineering - 3.5%
 NOK     27,300,000(b)    NR/NR         Kvaerner ASA, 0.0%, 10/30/11                         $  2,584,531
          8,897,000(b)    NR/NR         Kvaerner ASA, 0.0%, 10/30/11                            5,827,535
          6,645,000       B+/B2         North American Energy Partners, 8.75%, 12/1/11
                                          (144A)                                                6,645,000
                                                                                             ------------
                                                                                             $ 15,057,066
                                                                                             ------------
                                        Electrical Equipment - 1.1%
          4,600,000       NR/NR         Ormat Funding Corp, 8.25%, 12/30/20 (144A)           $  4,600,000
                                                                                             ------------
                                        Machinery - 4.2%
          4,750,000       B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14
                                          (144A)                                             $  4,868,750
          1,980,000       B/B3          Hines Nurseries, Inc., 10.25%, 10/1/11                  2,197,800
          1,875,000       B/B2          Manitowac Co., Inc., 10.5%, 8/1/12                      2,146,875
          8,170,000       B+/B3         NMHG Holding Co., 10.0%, 5/15/09                        8,987,000
                                                                                             ------------
                                                                                             $ 18,200,425
                                                                                             ------------


The accompanying notes are an integral part of these financial statements.     9

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                               Value
                                   Commercial Services & Supplies - 2.2%
       233,000       BB-/Ba3       Allied Waste North America, Inc., 7.875%, 1/1/09     $    242,320
     1,850,000       B/B2          Brickman Group, Ltd., Series B, 11.75%,
                                     12/15/09                                              2,146,000
     6,555,000       B-/B3         IESI Corp., 10.25%, 6/15/12                             7,177,725
                                                                                        ------------
                                                                                        $  9,566,045
                                                                                        ------------
                                   Airlines - 3.9%
     2,065,000+      CCC/Caa2      AMR Corp., 9.0%, 8/1/12                              $  1,760,412
     2,640,000       CCC/Caa2      AMR Corp., 9.8%, 10/1/21                                2,039,400
     2,000,000       CCC/Caa2      AMR Corp., 10.2%, 3/15/20                               1,595,000
     4,000,000       B/B3          Continental Airlines, Inc. Series D, 7.568%,
                                     12/1/06                                               3,435,317
     4,885,000       B-/Caa1       Northwest Airlines, Inc., 8.7%, 3/15/07                 4,030,125
     2,376,000       B-/Caa1       Northwest Airlines, Inc., 8.875%, 6/1/06                2,055,240
     2,500,000+      B-/Caa1       Northwest Airlines, Inc., 10.0%, 2/1/09                 2,025,000
                                                                                        ------------
                                                                                        $ 16,940,494
                                                                                        ------------
                                   Marine - 1.4%
     5,000,000       BB+/Ba3       CP Ships, Ltd., 10.375%, 7/15/12                     $  5,918,750
                                                                                        ------------
                                   Road & Rail - 0.7%
       400,000       B/B1          Grupo Transportacion Ferroviaria Mexicana, SA
                                     de CV, 10.25%, 6/15/07                             $    414,000
     2,550,000       B/B1          Grupo Transportacion Ferroviaria Mexicana, SA
                                     de CV, 11.75%, 6/15/09                                2,562,750
                                                                                        ------------
                                                                                        $  2,976,750
                                                                                        ------------
                                   Transportation Infrastructure - 1.9%
     8,000,000       B/B2          Seabulk International, Inc., 9.5%, 8/15/13           $  8,360,000
                                                                                        ------------
                                   Total Industrials                                    $ 93,519,930
                                                                                        ------------
                                   Consumer Discretionary - 21.3%
                                   Automobiles & Components - 2.2%
     5,350,000       B+/B2         Intermet Corp., 9.75%, 6/15/09                       $  5,082,500
     5,000,000+      B/Caa1        Metaldyne Corp., 11.0%, 6/15/12                         4,475,000
                                                                                        ------------
                                                                                        $  9,557,500
                                                                                        ------------
                                   Leisure Equipment & Products - 0.4%
     1,985,000       B/B3          American Color Graphics, 10.0%, 6/15/10              $  1,746,800
                                                                                        ------------
                                   Textiles - 0.6%
     3,700,000(b)    B-/Caa2       Jostens Holding Corp, 0.0%, 12/1/13                  $  2,423,500
                                                                                        ------------


10    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                                 Value
                                 Hotels, Restaurants & Leisure - 6.6%
     5,000,000     B/B2          John Q. Hamons Hotels L.P., Series B, 8.875%,
                                   5/15/12                                              $  5,562,500
     2,990,000     CCC+/B2       MeriStar Hospitality Operating Partnership, L.P.,
                                   10.5%, 6/15/09                                          3,214,250
     6,000,000     B+/B2         Peninsula Gaming LLC, 8.75%, 4/15/12 (144A)               5,925,000
     2,485,000     CCC+/Caa1     Pinnacle Entertainment, Inc. 8.75%, 10/1/13               2,528,488
     1,250,000     B-/B3         Premier Entertainment Biloxi LLC, 10.75%,
                                   2/1/12 (144A)                                           1,350,000
     4,500,000     B-/B3         True Temper Sports, Inc., 8.375%, 9/15/11
                                   (144A)                                                  4,590,000
     1,875,000     B+/B1         Turning Stone Casino Resort Enterprise, 9.125%,
                                   12/15/10 (144A)                                         2,029,688
     3,000,000     CCC+/B3       Wynn Las Vegas LLC, 12.0%, 11/1/10                        3,615,000
                                                                                        ------------
                                                                                        $ 28,814,926
                                                                                        ------------
                                 Media - 4.0%
     2,000,000     CCC+/Caa1     Carmike Cinemas Inc, 7.5%, 2/15/14 (144A)              $  2,035,000
     2,402,000     BB-/Ba3       EchoStar DBS Corp., 9.125%, 1/15/09                       2,714,260
     3,000,000     B-/B3         LodgeNet Entertainment Corp., 9.5%, 6/15/13               3,330,000
     1,980,000     B+/B2         River Rock Entertainment, 9.75%, 11/1/11 (144A)           2,138,400
     2,400,000     B-/B3         Telenet Communications NV, 9.0%, 12/15/13
                                   (144A)                                                  2,978,853
     4,000,000+    B-/B3         Vertis, Inc., 10.875%, 6/15/09                            4,030,000
                                                                                        ------------
                                                                                        $ 17,226,513
                                                                                        ------------
                                 Distributors - 1.3%
     1,000,000     B-/B3         Wesco Distribution, Inc., 9.125%, 6/1/08               $  1,025,000
     4,725,000     B-/B3         Wesco Distribution, Inc., Series B, 9.125%,
                                   6/1/08                                                  4,843,125
                                                                                        ------------
                                                                                        $  5,868,125
                                                                                        ------------
                                 Multiline Retail - 4.2%
     3,255,000     B+/B2         Central Garden & Pet Co., 9.125%, 2/1/13               $  3,637,463
       824,000     BB+/Ba3       J.C. Penney Co., Inc., 9.75%, 6/15/21                       850,780
     7,800,000     BB+/Ba3       J.C. Penney Co., Inc., 8.125%, 4/1/27                     8,775,000
     4,855,000     B/B2          Vicap SA, 11.375%, 5/15/07                                4,830,725
                                                                                        ------------
                                                                                        $ 18,093,968
                                                                                        ------------
                                 Specialty Retail - 2.0%
     8,250,000     B/B3          Asbury Automotive Group, Inc., 9.0%, 6/15/12           $  8,827,500
                                                                                        ------------
                                 Total Consumer Discretionary                           $ 92,558,832
                                                                                        ------------


The accompanying notes are an integral part of these financial statements.    11

Pioneer High Income Trust
SCHEDULE OF INVESTMENTS 3/31/04                                    (continued)

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                              Value
                                     Consumer Staples - 5.0%
                                     Food & Staples Retailing - 2.8%
       9,000,000       B-/B3         Burns, Philp Capital Property, Ltd., 9.75%,
                                       7/15/12 (144A)                                    $  9,495,000
       3,000,000       CCC/Caa1      Doane Pet Care Co., 9.75%, 5/15/07                     2,647,500
                                                                                         ------------
                                                                                         $ 12,142,500
                                                                                         ------------
                                     Beverages - 1.6%
       5,885,000       BBB-/Baa3     Cia Brasileira de Bebida, 10.5%, 12/15/11           $  7,032,575
                                                                                         ------------
                                     Household Products - 0.6%
       2,375,000       B-/B3         Solo Cup Co., 8.5%, 2/15/14 (144A)                  $  2,461,094
                                                                                         ------------
                                     Total Consumer Staples                              $ 21,636,169
                                                                                         ------------
                                     Health Care - 4.6%
                                     Health Care Providers & Services - 3.7%
       2,985,000       B-/B3         Ardent Health Services, 10.0%, 8/15/13              $  3,313,350
       1,500,000       B-/B3         National Nephrology Associates, Inc., 9.0%,
                                       11/1/11 (144A)                                       1,740,000
       3,985,000       B/B2          NDCHealth Corp., 10.5%, 12/1/12                        4,582,750
       2,335,000       BB+/B1        PacifiCare Health Systems, Inc., 10.75%, 6/1/09        2,743,625
       4,000,000       B-/B3         Team Health, Inc., 9.0%, 4/1/12 (144A)                 3,890,000
                                                                                         ------------
                                                                                         $ 16,269,725
                                                                                         ------------
                                     Pharmaceuticals - 0.9%
       3,700,000       B/B2          Alaris Medical, Inc., 7.25%, 7/1/11                 $  3,912,750
                                                                                         ------------
                                     Total Health Care                                   $ 20,182,475
                                                                                         ------------
                                     Financials - 12.9%
                                     Diversified Financials - 8.7%
       8,512,000(b)    CCC/Caa1      Alamosa Delaware Inc., 0.0%, 7/31/09                $  7,745,920
       5,085,000       B/B3          Dollar Financial Group, 9.75%, 11/15/11                5,517,225
       7,950,000       BBB-/Baa3     GATX Financial Corp., 8.875%, 6/1/09                   9,289,297
       1,700,000       B-/Caa1       Global Cash Finance Corp., 8.75%, 3/15/12
                                       (144A)                                               1,768,000
 EURO  2,000,000       B/B3          MDP Acquisitions Plc, 10.125%, 10/1/12                 2,752,736
       3,385,000       B/B1          Sheridan Group, 10.25%, 8/15/11 (144A)                 3,626,181
 SEK  91,115,223       NR/NR         Sydsvenska Kemi AB, 0.0%, 6/9/11                       5,438,182
       3,000,000(b)    B-/Caa1       Tabletop Holdings Inc., 0.0%, 5/15/14 (144A)           1,620,000
                                                                                         ------------
                                                                                         $ 37,757,541
                                                                                         ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                             Value
                                Insurance - 4.2%
    5,300,000     BB-/Ba3       Allmerica Financial Corp., 7.625%, 10/15/25        $  5,512,000
    3,380,000     BBB-/NR       Kingsway America, Inc, 7.5%, 2/1/14 (144A)            3,423,034
    4,000,000     BBB-/NR       Odyssey Re Holdings Corp., 7.65%, 11/1/13             4,499,908
    4,535,000     B+/B1         Presidential Life Corp., 7.875%, 2/15/09              4,580,350
                                                                                   ------------
                                                                                   $ 18,015,292
                                                                                   ------------
                                Total Financials                                   $ 55,772,833
                                                                                   ------------
                                Information Technology - 7.5%
                                Information Technology Services - 1.3%
    5,480,000     B/B3          Stratus Technologies Inc., 10.375%, 12/1/08
                                  (144A)                                           $  5,507,400
                                                                                   ------------
                                Communications Equipment - 1.3%
    3,000,000     CCC+/Caa1     Eschelon Operating Co., 8.375%, 3/15/10 (144A)     $  2,550,000
    2,900,000+    B/Caa1        Lucent Technologies Inc., 7.25%, 7/15/06              3,037,750
                                                                                   ------------
                                                                                   $  5,587,750
                                                                                   ------------
                                Electronic Equipment & Instruments - 1.1%
      215,000     B/B2          General Cable Corp., 9.5%, 11/15/10 (144A)         $    236,500
    4,000,000     BB-/Ba2       Sanmina-SCI Corp., 10.375%, 1/15/10                   4,720,000
                                                                                   ------------
                                                                                   $  4,956,500
                                                                                   ------------
                                Office Electronics - 3.8%
    4,250,000     B+/B1         Xerox Capital (Europe) Plc, 5.875%, 5/15/04        $  4,260,625
   12,425,000     B-/B3         Xerox Capital Trust I, 8.0%, 2/1/27                  12,207,563
                                                                                   ------------
                                                                                   $ 16,468,188
                                                                                   ------------
                                Total Information Technology                       $ 32,519,838
                                                                                   ------------
                                Telecommunication Services - 10.5%
                                Diversified Telecommunication Services - 4.5%
    2,325,000     B+/B2         GCI, Inc., 7.25%, 2/15/14 (144A)                   $  2,278,500
    2,980,000     B+/B2         Innova S de R.L., 9.375%, 9/19/13                     3,233,300
    5,375,000     CCC/B3        Primus Telecommunications Group, 8.0%,
                                  1/15/14 (144A)                                      5,133,125
    8,000,000     B-/B3         TSI Telecommunication Services, Inc., 12.75%,
                                  2/1/09                                              8,760,000
                                                                                   ------------
                                                                                   $ 19,404,925
                                                                                   ------------
                                Wireless Telecommunications Services - 6.0%
    5,855,000     CCC+/B3       MetroPCS, Inc., 10.75%, 10/1/11                    $  6,206,300
    5,150,000     CCC+/B3       Mobifon Holdings BV, 12.5%, 7/31/10                   5,922,500
    3,230,000     B+/Ba3        Mobile Telesystems, 9.75%, 1/30/08 (144A)             3,553,000
    1,400,000     B+/Ba3        Mobile Telesystems, 10.95%, 12/21/04                  1,470,000


The accompanying notes are an integral part of these financial statements.    13

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                             Value
                                   Wireless Telecommunications Services (continued)
     3,250,000       NR/Baa3       Tele Norte Leste Participacoes S.A., 8.0%,
                                     12/18/13 (144A)                                  $  3,087,500
     2,000,000(b)    CC/Caa3       UbiquiTel Operating Co., 0.0%, 4/15/10                1,880,000
     4,025,000       CCC/Caa1      UbiquiTel Operating Co., 9.875%, 3/1/11 (144A)        3,924,375
                                                                                      ------------
                                                                                      $ 26,043,675
                                                                                      ------------
                                   Total Telecommunication Services                   $ 45,448,600
                                                                                      ------------
                                   Utilities - 1.6%
                                   Electric Utilities - 0.5%
     2,137,500       BBB-/Baa3     Empresa Electrica Guacolda SA, 8.625%, 4/30/13
                                    (144A)                                            $  2,370,220
                                                                                      ------------
                                   Multi-Utilities - 1.1%
       500,000       CCC+/Caa1     Coastal Corp., 7.5%, 8/15/06                       $    467,500
     1,000,000+      CCC+/Caa1     El Paso Corp., 7.875%, 6/15/12                          895,000
     1,000,000       B/B1          Reliant Resources, Inc., 9.25%, 7/15/10               1,085,000
     2,000,000       B/B1          Reliant Resources, Inc., 9.5%, 7/15/13                2,205,000
                                                                                      ------------
                                                                                      $  4,652,500
                                                                                      ------------
                                   Total Utilities                                    $  7,022,720
                                                                                      ------------
                                   TOTAL CORPORATE BONDS & NOTES
                                   (Cost $452,632,463)                                $492,119,392
                                                                                      ------------
                                   CONVERTIBLE BONDS & NOTES - 6.4% of Net Assets
                                   Leisure Equipment & Products - 1.6%
     6,500,000       BB-/NR        Aristocrat Leisure Limited, 5.0%, 5/31/06          $  6,737,250
                                                                                      ------------
                                   Total Leisure Equipment & Products                 $  6,737,250
                                                                                      ------------
                                   Health Care - 3.2%
                                   Biotechnology - 0.9%
     4,000,000       CCC/NR        Human Genome Sciences, Inc., 3.75%,
                                     3/15/07                                          $  3,865,000
                                                                                      ------------
                                   Pharmaceuticals - 2.3%
    10,060,000       NR/NR         IVAX Corp., 4.5%, 5/15/08                          $ 10,173,175
                                                                                      ------------
                                   Total Health Care                                  $ 14,038,175
                                                                                      ------------
                                   Information Technology - 1.6%
                                   Communications Equipment - 0.7%
     2,333,000+      B-/B2         Juniper Networks, Inc., 4.75%, 3/15/07             $  2,359,246
       725,000       B/B3          Nortel Networks, 4.25%, 9/1/08                          736,781
                                                                                      ------------
                                                                                      $  3,096,027
                                                                                      ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                                 Value
                                    Electronic Equipment & Instruments - 0.9%
      4,000,000       B/B1          SCI Systems, Inc., 3.0%, 3/15/07                        $ 3,830,000
                                                                                            -----------
                                    Total Information Technology                            $ 6,926,027
                                                                                            -----------
                                    TOTAL CONVERTIBLE BONDS & NOTES
                                    (Cost $23,292,892)                                      $27,701,452
                                                                                            -----------
                                    MUNICIPAL BONDS - 7.8% of Net Assets
                                    Florida - 1.4%
      4,800,000       NR/NR         Capital Tribal Agency Rev., Seminole Tribe, 10.0%,
                                      10/1/33                                               $ 5,954,064
                                                                                            -----------
                                    Indiana - 2.0%
      3,000,000       CCC/Caa3      East Chicago Industrial Pollution Ctl. Rev., 7.125%,
                                      6/1/07                                                $ 2,695,800
      2,500,000       CCC/Caa3      Indiana Dev. Fin. Auth. Pollution Ctl. Rev., 7.25%,
                                      11/1/11                                                 2,088,400
      4,250,000       CCC/Caa3      Indiana Dev. Fin. Auth. Rev., 5.75%, 10/1/11              3,339,522
      1,836,781(a)    D/NR          Indianapolis, Arpt. Auth. Rev. Spl. Fac., United
                                    Airlines, Ser. A, 6.5%, 11/15/31                            532,667
                                                                                            -----------
                                                                                            $ 8,656,389
                                                                                            -----------
                                    Michigan - 0.6%
      3,000,000       NR/NR         Wayne Charter County, Spl. Arpt. Facs. Rev.,
                                      6.75%, 12/1/15                                        $ 2,800,200
                                                                                            -----------
                                    New Jersey - 0.9%
      4,525,000       B/Caa2        New Jersey Economic Dev. Auth. Rev., 7.0%,
                                      11/15/30                                              $ 3,975,258
                                                                                            -----------
                                    New York - 1.6%
      7,225,000       BB+/Ba2       New York City Ind. Dev. Agcy., British Airways Plc
                                      Proj., 7.625%, 12/1/32                                $ 7,136,855
                                                                                            -----------
                                    North Carolina - 1.0%
      4,800,000       NR/NR         Charlotte, Spl. Facs. Rev., Charlotte/Douglas Int'l
                                      Airport, 5.60%, 7/1/27                                $ 2,784,000
      2,000,000       NR/NR         Charlotte, Spl. Facs. Rev., Charlotte/Douglas Int'l
                                      Airport, 7.75%, 2/1/28                                  1,360,000
                                                                                            -----------
                                                                                            $ 4,144,000
                                                                                            -----------
                                    Texas - 0.3%
      1,500,000       CCC/Caa2      Alliance, Aprt. Auth. Inc. Spl. Facs. Rev, 7.0%,
                                      12/1/11                                               $ 1,260,135
                                                                                            -----------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $29,212,288)                                      $33,926,901
                                                                                            -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                            Value
                                    SOVEREIGN DEBT OBLIGATIONS - 2.9% of Net Assets
                                    Brazil - 1.5%
ITL 6,000,000,000     B+/B2         Banco Nacional de Desenvolimento Bndes, 8.0%,
                                      4/28/10                                          $ 3,560,520
        1,000,000     B+/B2         Federal Republic of Brazil, 10.25%, 6/17/13          1,072,500
        1,834,801     B+/B2         Federal Republic of Brazil-C Bonds, 8.0%,
                                      4/15/14                                            1,788,931
                                                                                       -----------
                                                                                       $ 6,421,951
                                                                                       -----------
                                    Ecuador - 0.9%
        4,515,000     CCC+/Caa1     Federal Republic of Ecuador, 7.0%, 8/15/30
                                      (144A)                                           $ 3,995,775
                                                                                       -----------
                                    Russia - 0.5%
        2,320,000     BB+/Baa3      Russian Federation, 5.0%, 3/31/30                  $ 2,322,900
                                                                                       -----------
                                    TOTAL SOVEREIGN DEBT OBLIGATIONS
                                    (Cost $9,691,181)                                  $12,740,626
                                                                                       -----------
        Shares                      CONVERTIBLE PREFERRED STOCKS - 1.2% of Net Assets
                                    Information Technology - 1.2%
                                    Communications Equipment - 0.9%
            3,000                   Lucent Technologies Capital Trust I, 7.75%         $ 3,761,362
                                                                                       -----------
                                    Wireless Telecommunications Services - 0.3%
            2,563                   Alamosa Holdings, Inc. Series B, 7.50%             $ 1,204,610
                                                                                       -----------
                                    Total Information Technology                       $ 4,965,972
                                                                                       -----------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $2,874,036)                                  $ 4,965,972
                                                                                       -----------


16    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                                  Value
                             TEMPORARY CASH INVESTMENTS - 4.5% of Net Assets
                             Repurchase Agreement - 1.3%
 5,800,000                   Greenwich Capital, 0.95%, dated 3/31/04, repur-
                             chase price of $5,800,000, plus accrued interest
                             on 4/1/04 collaterized by $5,853,000 U.S.
                             Treasury Bonds, 1.625%, 4/30/05                       $    5,800,000
                                                                                   --------------
                             Security Lending Collateral - 3.2%
13,706,148                   Securities Lending Investment Fund, 1.00%             $   13,706,148
                                                                                   --------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $19,506,148)                                    $   19,506,148
                                                                                   --------------
                             TOTAL INVESTMENTS IN SECURITIES - 136.3%
                             (Cost $537,209,008) (c) (d)                           $  590,960,491
                                                                                   --------------
                             Liabilities In Excess of Other Assets - (1.5)%        $   (6,404,016)
                                                                                   --------------
                             Preferred Shares at Redemption
                             Value - (34.8)%                                       $ (151,000,000)
                                                                                   --------------
                             NET ASSETS APPLICABLE TO COMMON
                             SHAREOWNERS - 100.0%                                  $  433,556,475
                                                                                   ==============

NR:    Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2004, the value of these securities amounted to $119,155,509 or 27.5% of total net assets.

(a)    Security is in default and is non-income producing.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c) At March 31, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $537,671,293 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                                         $59,649,293
       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                                          (6,360,095)
                                                                                         -----------
       Net unrealized gain                                                               $53,289,198
                                                                                         ===========
       For financial reporting purposes net unrealized gain was $53,751,483 and cost of investments aggregated $537,209,008.

(d) As of March 31, 2004, the Trust had a net capital loss carryforward of $704,168 which will expire March 31, 2011 if not utilized.


The accompanying notes are an integral part of these financial statements.    17

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

Distribution of investments by country of issue, as a percentage of total holdings, is as follows:

United States                                                              74.0%
Canada                                                                      6.2
Brazil                                                                      2.9
Australia                                                                   2.8
Mexico                                                                      2.5
Netherlands                                                                 1.7
France                                                                      1.6
Norway                                                                      1.4
Russia                                                                      1.3
Turkey                                                                      1.0
Sweden                                                                      0.9
Bermuda                                                                     0.9
Great Britain                                                               0.7
Ecuador                                                                     0.7
Ireland                                                                     0.5
Belgium                                                                     0.5
Chile                                                                       0.4
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2004, aggregated $391,597,169 and $347,424,610, respectively.

    + At March 31, 2004, the following securities were on loan:

 Principal
    Amount     Description                                               Market Value
----------     -------------------------------------------------------   -------------
$  565,000     AMR Corp., 9.0%, 8/1/12                                   $    481,662
 1,080,000     Capstar Hotel, 8.75%, 8/15/07***                             1,117,800
   917,000     El Paso Corp., 7.875%, 6/15/12                                 820,715
 2,767,375     Freeport-McMoRan Copper & Gold, Inc., 10.125%, 2/1/10        3,140,971
   960,000     Juniper Networks, Inc., 4.75%, 3/15/07                         970,800
 2,755,000     Lucent Technologies Inc., 7.25%, 7/15/06                     2,885,863
   403,000     Metaldyne Corp., 11.0%, 6/15/12                                360,865
   475,000     Northwest Airlines, Inc., 10.0%, 2/1/09                        384,750
 2,900,000     Vertis, Inc., 10.875%, 6/15/09                               2,921,750

   *** Awaiting pending sale, not part of portfolio at year end.

   Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.
   EURO Euro
   ITL Italian Lira
   NOK Norwegian Krone
   SEK Swedish Krona


18    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/04
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities loaned
   of $13,085,176) (cost $537,209,008)                                 $590,960,491
  Foreign currencies, at value (cost $205,836)                              200,303
  Receivables -
   Investment securities sold                                             2,177,790
   Interest and foreign tax reclaim                                      12,703,085
   Reinvestment of distributions                                            138,397
   Forward foreign currency portfolio hedge contracts - net                 479,247
   Forward foreign currency contracts - net                                   4,818
  Prepaid expenses                                                           27,122
                                                                       ------------
       Total assets                                                    $606,691,253
                                                                       ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                     $  5,915,760
   Upon return of securities loaned                                      13,706,148
   Due to custodian                                                       2,126,895
   Offering costs payable - preferred                                         5,894
  Due to affiliates                                                         297,448
  Accrued expenses                                                           82,633
                                                                       ------------
       Total liabilities                                               $ 22,134,778
                                                                       ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040 shares       $151,000,000
                                                                       ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                      $380,798,091
  Distributions in excess of net investment income                         (585,108)
  Accumulated net realized loss on investments                             (888,920)
  Net unrealized gain on investments                                     53,751,483
  Net unrealized gain on forward foreign currency contracts and
   other assets and liabilities denominated in foreign currencies           480,929
                                                                       ------------
       Net assets applicable to common shareowners                     $433,556,475
                                                                       ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $433,556,475/26,768,347 common shares                       $      16.20
                                                                       ============


The accompanying notes are an integral part of these financial statements.    19

Pioneer High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/04

INVESTMENT INCOME:
  Interest                                                  $51,025,873
  Dividends                                                      73,498
  Income from securities loaned, net                             93,047
                                                            -----------
     Total investment income                                                 $ 51,192,418
                                                                             ------------
EXPENSES:
  Management fees                                           $ 3,243,637
  Transfer agent fees                                            65,228
  Auction agent fees                                            356,272
  Custodian fees                                                 48,347
  Registration fees                                              32,522
  Professional fees                                              63,626
  Printing fees                                                  29,004
  Trustees' fees                                                 11,121
  Miscellaneous                                                  38,250
                                                            -----------
     Total expenses                                                          $  3,888,007
                                                                             ------------
       Net investment income                                                 $ 47,304,411
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                              $20,791,404
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         (436,764)     $ 20,354,640
                                                            -----------      ------------
  Change in net unrealized gain from:
   Investments                                              $52,282,720
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          376,916      $ 52,659,636
                                                            -----------      ------------
   Net gain on investments and foreign currency
     transactions                                                            $ 73,014,276
                                                                             ------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME                                                        $ (1,565,017)
                                                                             ------------
  Net increase in net assets applicable to common
   shareowners resulting from operations                                     $118,753,670
                                                                             ============


20    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 3/31/04 and the period from 4/25/02
(Commencement of Operations) to 3/31/03

                                                                   Year              4/25/02
                                                                   Ended               to
                                                                  3/31/04            3/31/03
FROM OPERATIONS:
  Net investment income                                      $ 47,304,411       $ 37,219,346
  Net realized gain (loss) on investments and foreign
   currency transactions                                       20,354,640        (22,891,033)
  Net unrealized gain on investments and foreign
   currency transactions                                       52,659,636          1,572,776
  Distributions to preferred shareowners from net
   investment income                                           (1,565,017)        (1,181,983)
                                                             ------------       ------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                   $118,753,670       $ 14,719,106
                                                             ------------       ------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
  Net investment income ($1.65 and $1.38 per share,
   respectively)                                             $(44,088,258)      $(36,626,134)
                                                             ------------       ------------
   Total dividends to common shareowners                     $(44,088,258)      $(36,626,134)
                                                             ------------       ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares            $          -       $343,800,000
  Net proceeds from underwriters' over-allotment
   option exercised                                                     -         37,245,000
  Reinvestment of distributions                                 1,434,661            869,326
  Common share offering expenses charged to
   paid-in capital                                                      -           (741,715)
  Preferred share offering expenses charged to
   paid-in capital                                               (666,972)        (1,242,212)
                                                             ------------       ------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share
     transactions                                            $    767,689       $379,930,399
                                                             ------------       ------------
   Net increase in net assets applicable to common
     shareowners                                             $ 75,433,101       $358,023,371
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Beginning of period                                         358,123,374            100,003
                                                             ------------       ------------
  End of period (including distributions in excess of net
   investment income of $585,108 and $1,878,827,
   respectively)                                             $433,556,475       $358,123,374
                                                             ============       ============


The accompanying notes are an integral part of these financial statements.    21

Pioneer High Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year           4/25/02
                                                                    Ended            to
                                                                   3/31/04       3/31/03(b)
Per Common Share Operating Performance
Net asset value, beginning of period                             $  13.43        $  14.33+
                                                                 --------        --------
Increase (decrease) from investment operations:(a)
  Net investment income                                              1.77            1.41
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                 2.73           (0.81)
  Distributions to preferred shareowners from net
   investment income                                                (0.06)          (0.04)
                                                                 --------        --------
  Net increase from investment operations                        $   4.44        $   0.56
Distributions to common shareowners:
  Net investment income                                             (1.65)          (1.38)
Capital charge with respect to issuance of:
  Common shares                                                         -           (0.03)
  Preferred shares                                                  (0.02)          (0.05)
                                                                 --------        --------
Net increase (decrease) in net asset value                       $   2.77        $  (0.90)
                                                                 --------        --------
Net asset value, end of period*                                  $  16.20        $  13.43
                                                                 ========        ========
Market value, end of period*                                     $  16.57        $  14.49
                                                                 ========        ========
Total return++                                                      27.33%           7.29%
Ratios to average net assets of common shareowners
  Net expenses+++                                                    0.96%           0.87%**
  Net investment income before preferred share dividends+++         11.64%          11.62%**
  Preferred share dividends                                          0.39%           0.37%**
  Net investment income available to common
   shareowners                                                      11.25%          11.25%**
Portfolio turnover                                                     66%             49%
Net assets of common shareowners, end of period
  (in thousands)                                                 $433,556        $358,123
Preferred shares outstanding (in thousands)                      $151,000        $101,000
Asset coverage per preferred share, end of period                $ 96,781        $113,647
Average market value per preferred share                         $ 25,000        $ 25,000
Liquidation value per preferred share                            $ 25,000        $ 25,003
Ratios to average net assets of common shareowners
  before reimbursement of organization expenses
  Net expenses+++                                                    0.96%           0.88%**
  Net investment income before preferred share
   dividends+++                                                     11.64%          11.61%**
  Preferred share dividends                                          0.39%           0.37%**
  Net investment income available to common
   shareowners                                                      11.25%          11.24%**

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on April 26, 2002.
* Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
**  Annualized.
+ Net asset value immediately after the closing of the first public offering was $14.30.
++ Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
+++ Ratios do not reflect the effect of dividend payments to preferred shareowners.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


22    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 25, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has reimbursed the amount by which the aggregate of all the Trust's organizational expenses and offering costs (other than the sales load) exceeded $0.03 per share of the common share offering. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, and expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

Pioneer High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                              (continued)
--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at the last sales price on the principal exchanges where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of March 31, 2004 the Trust had no fair valued securities. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on fixed income securities are accreted and amortized daily, respectively, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost.

   The Trust's investments in foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with

Pioneer High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                              (continued)
--------------------------------------------------------------------------------

   federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2004, the Trust reclassified $357,417 to decrease accumulated net realized loss on investments and foreign currency transactions and to increase distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

   The tax character of distributions paid to common and preferred shareowners during the year ended March 31, 2004 and the period ended March 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                       2004             2003
  Distributions paid from:
  Ordinary Income                 $45,653,275      $37,808,117
  Net long-term capital gains               -                -
                                  -----------      -----------
  Total taxable distribution      $45,653,275      $37,808,117
                                  ===========      ===========
--------------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at March 31, 2004.

--------------------------------------------------------------------------------
  Undistributed ordinary income      $ 2,324,461
  Capital loss carryforward             (704,168)
  Unrealized appreciation             53,172,715
                                     -----------
  Total                              $54,793,008
                                     ===========
--------------------------------------------------------------------------------

   The difference between book/basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, differences in the accrual of income on securities in default and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust also continues to receive interest or dividends on the securities loaned. Unrealized gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the securities lending arrangement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend

Pioneer High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                              (continued)
--------------------------------------------------------------------------------

   record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes, which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM manages the Trust's portfolio. Management fees are calculated weekly at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average weekly value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under PIM's management and administration agreements, certain other services and costs are paid by the Trust. PIM has retained Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. PIM pays Princeton Administrators, L.P., a monthly fee at an annual rate of 0.08% of the average weekly value of the Trust's managed assets, subject to a minimum monthly fee of $10,000. Princeton Administrators, L.P. receives no compensation directly from the Trust.

3. Transfer Agents
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

4. Forward Foreign Currency Contracts
During the year ended March 31, 2004, the Trust had entered into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the foreign currency. Alternatively, prior to the settlement date of the portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract

Open portfolio hedges at March 31, 2004 were as follows:

--------------------------------------------------------------------------------
                Net                                                   Net
             Contracts   In Exchange   Settlement                  Unrealized
 Currency   to Deliver       For          Date          Value         Gain
---------- ------------ ------------- ------------ -------------- -----------
  EURO     24,150,000   $30,144,860   4/15/04       $29,665,613    $479,247
--------------------------------------------------------------------------------

The Trust's gross outstanding forward currency settlement contracts receivable and payable were $704,818 and $700,000, respectively, resulting in a net receivable of $4,818.

Pioneer High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                              (continued)
--------------------------------------------------------------------------------

5. Trust Shares
There are an unlimited number of common shares of beneficial interest authorized. Of the 26,768,347 common shares of beneficial interest outstanding at March 31, 2004 PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the year ended March 31, 2004 and the period April 25, 2002 (commencement of investment operations) to March 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                  2004          2003
 Shares issued in connection with initial
   public offering                                    -    24,000,000
 Shares issued from underwriters'
   over-allotment option exercised                    -     2,600,000
 Reinvestment of distributions                   94,272        67,094
                                                 ------    ----------
 Net increase in shares outstanding              94,272    26,667,094
                                                 ------    ----------
 Shares outstanding at beginning of period   26,674,075         6,981
                                             ----------    ----------
 Shares outstanding at end of period         26,768,347    26,674,075
                                             ----------    ----------
--------------------------------------------------------------------------------

For the year ended March 31, 2004 and the period ended March 31, 2003, the Trust charged $0 and $741,715, respectively, in offering costs incurred in connection with the Trust's offering of common shares to paid-in capital.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2004, there were 6,040 AMPS ("preferred shares") as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000. On August 1, 2003, the Trust reclassified and issued 2,000 shares of common shares into Series TH. For the year ended March 31, 2004 and the period ended March 31, 2003, estimated offering costs of $166,972 and $232,212, respectively and underwriting discounts of $500,000 and $1,010,000, respectively, have been charged to paid-in capital.

Dividends on Series M7 AMPS and Series TH7 AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series W28 AMPS are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 1.00% to 1.48% during the year ended March 31, 2004.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6. Subsequent Events
Subsequent to March 31, 2004 the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable April 30, 2004, to shareowners of record on April 15, 2004.

For the period April 1, 2004 to April 30, 2004, dividends declared on preferred shares totaled $125,672 in aggregate for the three outstanding preferred share series.

Pioneer High Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                              (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Pioneer High Income Trust

--------------------------------------------------------------------------------
Report of Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer High Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Trust (the "Trust") as of March 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated in the two years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2004, the result of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated in the two years then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
May 12, 2004

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity                                  International/Global Equity
Pioneer Fund                                 Pioneer Emerging Markets Fund
Pioneer Balanced Fund                        Pioneer Europe Select Fund
Pioneer Equity Income Fund                   Pioneer Europe Fund
Pioneer Growth Shares                        Pioneer International Equity Fund
Pioneer Mid Cap Growth Fund                  Pioneer International Value Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge Large Cap                  Fixed Income
 Growth Fund                                 Pioneer America Income Trust
Pioneer Oak Ridge Small Cap                  Pioneer Bond Fund
  Growth Fund                                Pioneer Global High Yield Fund
Pioneer Papp America-Pacific                 Pioneer High Yield Fund
  Rim Fund                                   Pioneer Strategic Income Fund
Pioneer Papp Small and Mid Cap               Pioneer Tax Free Income Fund
  Growth Fund
Pioneer Papp Stock Fund                      Money Market
Pioneer Papp Strategic                       Pioneer Cash Reserves Fund**
  Growth Fund
Pioneer Real Estate Shares
Pioneer Research Fund*
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

*   Name change effective December 11, 2003.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Legal Counsel
Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 60 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

INTERESTED TRUSTEES


Name and Age                   Positions Held With the Trust     Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,            Since 2002.
                               Trustee and President             Serves until a successor trustee is
                                                                 elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

----------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**          Trustee and                       Since 2002.
                               Executive Vice President          Serves until a successor trustee is
                                                                 elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Trust   Term of Office and Length of Service
Mary K. Bush (56)              Trustee                         Since 2002.
3509 Woodbine Street,                                          Serves until a successor trustee is
Chevy Chase, MD 20815                                          elected or earlier retirement or removal.

----------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)   Trustee                         Since 2002.
Boston University Healthcare                                   Serves until a successor trustee is
Entrepreneurship Program,                                      elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset      Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman          Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

----------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since        None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director of Brady Corporation
advisory firm)                                               (industrial identification and
                                                             specialty coated material products
                                                             manufacturer), Millennium Chemicals,
                                                             Inc. (commodity chemicals), Mortgage
                                                             Guaranty Insurance Corporation, and
                                                             R.J. Reynolds Tobacco Holdings, Inc.
                                                              (tobacco)
----------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Trust   Term of Office and Length of Service
Margaret B.W. Graham (57)       Trustee                         Since 2002.
1001 Sherbrooke Street West,                                    Serves until a successor trustee is
Montreal, Quebec, Canada                                        elected or earlier retirement or removal.
H3A 1G5
---------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)        Trustee                         Since 2002.
One Boston Place, 28th Floor,                                   Serves until a successor trustee is
Boston, MA 02108                                                elected or earlier retirement or removal.
---------------------------------------------------------------------------------------------------------
Stephen K. West (75)            Trustee                         Since 2002.
125 Broad Street,                                               Serves until a successor trustee is
New York, NY 10004                                              elected or earlier retirement or removal.
---------------------------------------------------------------------------------------------------------
John Winthrop (67)              Trustee                         Since 2002.
One North Adgers Wharf,                                         Serves until a successor trustee is
Charleston, SC 29401                                            elected or earlier retirement or removal.

---------------------------------------------------------------------------------------------------------
FUND OFFICERS
---------------------------------------------------------------------------------------------------------
Name and Age                 Positions Held With the Trust   Term of Office and Length of Service
Dorothy E. Bourassa (56)     Secretary                       Since September, 2003.
                                                             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)   Assistant Secretary             Since September, 2003.
                                                             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
David C. Phelan (46)         Assistant Secretary             Since September, 2003.
                                                             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Vincent Nave (58)            Treasurer                       Since 2002.
                                                             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)        Assistant Treasurer             Since 2002.
                                                             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University
---------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)
---------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)
---------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                 Other Directorships Held by this
Principal Occupation During Past Five Years                      Officer
Secretary of PIM-USA; Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
---------------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer since     None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
---------------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of        None
Pioneer Funds since September 2003
---------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
---------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
FUND OFFICERS
---------------------------------------------------------------------------------------------------------
Name and Age                  Positions Held With the Trust   Term of Office and Length of Service
Gary Sullivan (46)            Assistant Treasurer             Since 2002.
                                                              Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)   Assistant Treasurer             Since September, 2003.
                                                              Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Notes

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                               1-800-288-9541

Telecommunications Device for the Deaf (TDD)                      1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                                         Write to
General inquiries, lost dividend checks                     P.O. Box 3315
                                                            South Hackensack, NJ
                                                            07606-1915

Change of address, account consolidation                    P.O. Box 3316
                                                            South Hackensack, NJ
                                                            07606-1916

Lost stock certificates                                     P.O. Box 3317
                                                            South Hackensack, NJ
                                                            07606-1917

Stock transfer                                              P.O. Box 3312
                                                            South Hackensack, NJ
                                                            07606-1912

Dividend reinvestment plan (DRIP)                           P.O. Box 3338
                                                            South Hackensack, NJ
                                                            07606-1938

Please consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Trust and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.
60 State Street                                                    15419-00-0504
Boston, Massachusetts 02109              (C)2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	 See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the initial and annual filings of its Form N-1A and issuance of comfort letters, totaled approximately $44,500 in 2004 and approximately $69,500 in 2003.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately
$20,113 in 2004 and approximately $20,000 in 2003. These services included a review of the semi annual financial statements and issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $3,600 and approximately $3,000 for 2004 and 2003, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Trust during the fiscal years ended March 31, 2004 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $25,100 in 2004 and approximately $42,300 in 2003. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                           VERSION DATED MARCH 2, 2004

                              PROXY VOTING POLICIES
                                AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

                                            TABLE OF CONTENTS

OVERVIEW.........................................................................................

      PROXY VOTING PROCEDURES....................................................................

      PROXY VOTING SERVICE.......................................................................

      PROXY COORDINATOR..........................................................................

      REFERRAL ITEMS.............................................................................

      CONFLICTS OF INTEREST......................................................................

      SECURITIES LENDING.........................................................................

      SHARE-BLOCKING.............................................................................

      RECORD KEEPING.............................................................................

      DISCLOSURE.................................................................................

      PROXY VOTING OVERSIGHT GROUP...............................................................

      AMENDMENTS.................................................................................

PROXY VOTING POLICIES............................................................................

      ADMINISTRATIVE.............................................................................

      AUDITORS...................................................................................

      BOARD OF DIRECTORS.........................................................................

      TAKEOVER-RELATED MEASURES..................................................................

      CAPITAL STRUCTURE..........................................................................

      COMPENSATION...............................................................................

      CORPORATE GOVERNANCE.......................................................................

      MERGERS AND RESTRUCTURINGS.................................................................

      MUTUAL FUNDS...............................................................................

      SOCIAL ISSUES..............................................................................

                                    OVERVIEW

      Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

      The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

      Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

      Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

      ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

      Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

      Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

      From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

      If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

      A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

            - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

            - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

            - An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

            - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

      In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

      "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

      The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

            - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

            -     Retains a record of the vote cast;

            - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

            - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

      The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

                  - A record memorializing the basis for each referral vote cast;

                  - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

                  - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

      Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

      Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

      The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

      The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

      Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A.

                              PROXY VOTING POLICIES

      Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

      All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

      Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

      Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

      While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

      We will generally support these and similar management proposals:

            -     Corporate name change.

            -     A change of corporate headquarters.

            -     Stock exchange listing.

            -     Establishment of time and place of annual meeting.

            -     Adjournment or postponement of annual meeting.

            -     Acceptance/approval of financial statements.

            - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            -     Approval of minutes and other formalities.

            - Authorization of the transferring of reserves and allocation of income.

            -     Amendments to authorized signatories.

            - Approval of accounting method changes or change in fiscal year-end.

            -     Acceptance of labor agreements.

            -     Appointment of internal auditors.

      Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

      We normally vote for proposals to:

            - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

            -     Restore shareholder rights to ratify the auditors.

      We will normally oppose proposals that require companies to:

            -     Seek bids from other auditors.

            - Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

            -     Indemnify auditors.

            - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

      On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

      Pioneer will vote for:

            - Audit, compensation and nominating committees composed of independent directors exclusively.

            - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

            - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

            -     Election of an honorary director.

      We will vote against:

            -     Minimum stock ownership by directors.

            - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

            - Requirements for union or special interest representation on the board.

            -     Requirements to provide two candidates for each board seat.

      We will vote on a case-by-case basis on these issues:

            - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

      In uncontested elections of directors we will vote against:

            - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

            - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

      We will also vote against:

            - Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

            - Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by-case basis on these issues:

            - Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

            -     Contested election of directors.

            - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

            -     Mandatory retirement policies.

            - Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

      Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

      Pioneer will vote for:

            -     Cumulative voting.

            -     Increase ability for shareholders to call special meetings.

            -     Increase ability for shareholders to act by written consent.

            -     Restrictions on the ability to make greenmail payments.

            -     Submitting rights plans to shareholder vote.

            -     Rescinding shareholder rights plans ("poison pills").

            -     Opting out of the following state takeover statutes:

      - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      - Control share cash-out provisions, which require large holders to acquire shares from other holders.

      - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      -     Fair price provisions.

      -     Authorization of shareholder rights plans.

      -     Labor protection provisions.

      -     Mandatory classified boards.

      We will vote on a case-by-case basis on the following issues:

            - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

            - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

            -     Proposals that allow shareholders to nominate directors.

      We will vote against:

            - Classified boards, except in the case of closed-end mutual funds.

            - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

            -     Classes of shares with unequal voting rights.

            -     Supermajority vote requirements.

            - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

            - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

            - Extension of advance notice requirements for shareholder proposals.

            - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

            - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

            -     Changes in par value.

            - Reverse splits, if accompanied by a reduction in number of shares.

            - Share repurchase programs, if all shareholders may participate on equal terms.

            -     Bond issuance.

            -     Increases in "ordinary" preferred stock.

            - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

            -     Cancellation of company treasury shares.

      We will vote on a case-by-case basis on the following issues:

            - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

            - Increase in authorized common stock. We will make a determination considering, among other factors:

      -     Number of shares currently available for issuance;

      - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      -     Proposed use of the additional shares; and

      - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

            - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

            -     Proposals to submit private placements to shareholder vote.

            -     Other financing plans.

      We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

      Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

      Pioneer will vote for:

            -     401(k) benefit plans.

            - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

            - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      -     Amendments to performance plans to conform with OBRA;

      -     Caps on annual grants or amendments of administrative features;

      -     Adding performance goals; and

      -     Cash or cash-and-stock bonus plans.

            - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

            -     Require that option repricings be submitted to shareholders.

            -     Require the expensing of stock-option awards.

            - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

            - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

      We will vote on a case-by-case basis on the following issues:

            - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

      - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A + B + C) / (A + B + C + D), where

                          A = Shares reserved for plan/amendment,
                          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

      -     The plan must not:

            - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      - We are generally in favor of proposals that increase participation beyond executives.

            -     All other employee stock purchase plans.

            - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

            - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

            - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

            -     Elimination of stock option plans.

      We will vote on a case-by-case basis on these issues:

            -     Limits on executive and director pay.

            -     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

      Pioneer will vote for:

            -     Confidential Voting.

            - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

            - Proposals requiring directors to disclose their ownership of shares in the company.

      We will vote on a case-by-case basis on the following issues:

            - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

            - Bundled proposals. We will evaluate the overall impact of the proposal.

            - Adopting or amending the charter, bylaws or articles of association.

            - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

      We will vote against:

            - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

            -     Limitations on stock ownership or voting rights.

            -     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

      Pioneer will vote on the following and similar issues on a case-by-case basis:

            -     Mergers and acquisitions.

            - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

            -     Debt restructurings.

            -     Conversion of securities.

            -     Issuance of shares to facilitate a merger.

            -     Private placements, warrants, convertible debentures.

            - Proposals requiring management to inform shareholders of merger opportunities.

      We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

      Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

      Pioneer will vote for:

            -     Establishment of new classes or series of shares.

            -     Establishment of a master-feeder structure.

      Pioneer will vote on a case-by-case on:

            - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

            -     Approval of new or amended advisory contracts.

            -     Changes from closed-end to open-end format.

            -     Authorization for, or increase in, preferred shares.

            -     Disposition of assets, termination, liquidation, or mergers.

            - Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

      Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

            - Conduct studies regarding certain issues of public concern and interest;

            - Study the feasibility of the company taking certain actions with regard to such issues; or

            - Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

      We believe these issues are important and should receive management attention.

      Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 3, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 3, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date June 3, 2004

* Print the name and title of each signing officer under his or her signature.